Debt	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Debt
14.	Debt

(a) Revolving credit facility

In November 2012, the Company entered into a $375.0 million credit facility with a syndicate of banks. This credit facility was amended and restated in June 2016 (“the amended and restated credit agreement” or “ARCA”) and reduced to an available credit of $250 million with the option to increase by an additional $100 million through an accordion feature. The maturity date is June 13, 2020. The ARCA is secured by the shares of SG Resources and Tuprag, wholly owned subsidiaries of the Company.

The ARCA contains covenants that restrict, among other things, the ability of the Company to incur aggregate unsecured indebtedness exceeding $850 million, incur secured indebtedness exceeding $200 million and permitted unsecured indebtedness exceeding $150 million. The ARCA also contains restrictions for making distributions in certain circumstances, selling material assets and conducting business other than that which relates to the mining industry. Significant financial covenants include a maximum Net Debt to Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) of 3.5:1 and a minimum EBITDA to Interest of 3:1. The Company is in compliance with these covenants at December 31, 2017.

Loan interest is variable dependent on a Net Leverage ratio pricing grid. The Company’s current net leverage ratio is approximately 0.9:1. At this ratio, interest charges and fees are as follows: LIBOR plus margin of 2.0% and undrawn standby fee of 0.50%. Fees of $2,031 were paid on the amendment dated June 2016. This amount has been deferred as pre-payment for liquidity services and is being amortized to financing costs over the term of the credit facility. As at December 31, 2017, the prepaid loan cost on the balance sheet was $1,272 (2016 - $1,772).

No amounts were drawn down under the ARCA as at December 31, 2017 (2016 – nil).

(b) Senior notes

On December 10, 2012, the Company completed an offering of $600.0 million senior notes (“the notes”) at par value, with a coupon rate of 6.125% due December 15, 2020. The notes pay interest semi-annually on June 15 and December 15. The Company received proceeds of $589.5 million from the offering, which is net of the commission payment. The notes are redeemable by the Company in whole or in part, for cash:

i)	At any time prior to December 15, 2016 at a redemption price equal to 100% of the aggregate principal amount of the notes at the treasury yield plus 50 basis points, and any accrued and unpaid interest;

ii)	On and after the dates provided below, at the redemption prices, expressed as a percentage of principal amount of the notes to be redeemed, set forth below, plus accrued and unpaid interest on the notes:

December 15, 2017	101.531%
2018 and thereafter	100.000%

The early prepayment prices are to reimburse the lender for lost interest for the remaining term. The fair market value of the notes as at December 31, 2017 is $596 million.

Net deferred financing costs of $6,217 (2016 - $8,411) have been included as an offset in the balance of the notes in the financial statements and are being amortized over the term of the notes.